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                                                                    EXHIBIT 99.6

                                                                  EXECUTION COPY

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                           VIACOM INTERNATIONAL INC.,
                                     ISSUER

                                      AND

                      VIACOM INTERNATIONAL SERVICES INC.,
                                   SUCCESSOR

                                      AND

                           THE CHASE MANHATTAN BANK,
                                    TRUSTEE

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                             SUPPLEMENTAL INDENTURE

                           DATED AS OF JULY 22, 1996
                      TO BE EFFECTIVE AS OF JULY 31, 1996

                    SUPPLEMENTING AND AMENDING THE INDENTURE
                          DATED AS OF APRIL 15, 1973,
                 AS SUPPLEMENTED BY THE SUPPLEMENTAL INDENTURE
                          DATED AS OF JANUARY 3, 1995

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                      7% SUBORDINATED DEBENTURES SERIES B
                                DUE JULY 1, 2003

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  SUPPLEMENTAL INDENTURE, dated as of July 22, 1996, to be effective as of
July 31, 1996, among VIACOM INTERNATIONAL INC., a corporation duly organized and existing under the laws of the State of Delaware (as successor to Paramount Communications Inc.) (the "Company"), VIACOM INTERNATIONAL SERVICES INC. (the "Successor") and THE CHASE MANHATTAN BANK, a banking corporation organized and existing under the laws of the State of New York (the "Trustee"), as Trustee to the Indenture, dated as of April 15, 1973, as supplemented by the Supplement thereto, dated as of January 3, 1995, between the Company and the Trustee (as amended, the "Indenture").

                                   RECITALS

  WHEREAS, the Company and the Trustee are parties to the Indenture, pursuant to which the Company has issued the 7% Subordinated Debentures Series B due 2003, the ("Securities");

  WHEREAS, the Company and the Successor are parties to an Implementation Agreement dated as of July 24, 1995 pursuant to which, subject to the terms and conditions stated therein, the Company shall convey substantially all of its assets to the Successor and the Successor shall assume substantially all of the liabilities of the Company, including liabilities in respect of the Securities; and

  WHEREAS, the Company and the Successor desire, pursuant to Section 11.01 of the Indenture, to supplement and amend the Indenture, in order to comply with
Section 12.01 of the Indenture.

  NOW, THEREFORE, in consideration of the premises, the Company, the Successor and the Trustee covenant and agree with each other as follows:

                                   ARTICLE A

  SECTION A.1. The Successor hereby assumes all the covenants, agreements and obligations of the Company under the Securities and the Indenture, including the due and punctual payment of the principal of and interest on the Securities; the Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if the Successor had been named as the Company therein; and the Company shall be relieved of all obligations and covenants under the Securities and the Indenture.

                                   ARTICLE B

                           MISCELLANEOUS PROVISIONS

  SECTION B.1. This Supplemental Indenture is executed by the Company, the Successor and the Trustee pursuant to the provisions of Section 11.01(a) and
12.01 of the Indenture, and the terms and conditions hereof shall be deemed to be part of the Indenture for all purposes, so that the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed. All capitalized terms not defined in this Supplemental Indenture shall have the meanings set forth in the Indenture.

  SECTION B.2. Any notice or communication by the Trustee to the Successor is duly given if in writing and delivered in person or mailed by first-class mail to the address set forth below:

                                   Viacom International Services Inc.1515
                                   BroadwayNew York, NY 10036Attention: Chief
                                   Financial Officer, with a copy to
the Office of the General Counsel

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  SECTION B.3. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS
SUPPLEMENTAL INDENTURE.

  SECTION B.4. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

  SECTION B.5. The Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Company and the Successor. The Trustee makes no representations and shall have no responsibility as to the validity or sufficiency of this Supplemental Indenture or the due authorization and execution thereof by the Company and the Successor, respectively.

  IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

                                          VIACOM INTERNATIONAL INC.

                                                  /s/ Michael D. Fricklas
                                          By___________________________________
                                                 Name: Michael D. Fricklas
                                               Title: Senior Vice President
                                            Deputy General Counsel

                                          VIACOM INTERNATIONAL SERVICES INC.

                                                  /s/ Michael D. Fricklas
                                          By___________________________________
                                                 Name: Michael D. Fricklas
                                               Title: Senior Vice President
                                            Deputy General Counsel

                                          THE CHASE MANHATTAN BANK

                                                    /s/ Ronald J. Halleran
                                          By___________________________________
                                            Name: Ronald J. Halleran
                                                Title: Second Vice President

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